UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K/A

                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 25, 2004

                      GMACM Home Equity Loan Trust
                   Home Equity Loan-Backed Term Notes,
                            Series 2004-HE2



New York (governing law of          333-110437-09     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 Subsequent to filing the 8-K relating to the payment date on June 25, 2004, a revision was made to the GMACM Home Equity Loan Trust, Home Equity Loan-Backed Term Notes, Series 2004-HE2 which was not included in the original 8-K filed. The 8-K is being amended because an incorrect revision file was previously posted. The correct monthly file is posted herewith. This revision was not previously disclosed in a 1934 Act filing. The revised data has been and will continue to be available on the Wells Fargo Bank, N.A. website at www.ctslink.com.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


                Exhibit Number    Description

                EX-99.1 Amended monthly report distributed to holders of Home Equity Loan-Backed Term Notes,
                                  Series 2004-HE2, relating to the
                                  June 25, 2004 distribution.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
                       Home Equity Loan-Backed Term Notes,
                                Series 2004-HE2

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 11/03/04


                                INDEX TO EXHIBITS

Exhibit Number   Description

EX-99.1 Amended monthly report distributed to holders of Home Equity Loan-Backed Term Notes, Series 2004-HE2, relating to the June 25, 2004 distribution.






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Home Equity Loan-Backed Term Notes, GMACM Series 2004-HE2
Payment Date 6/25/2004


Servicing Certificate                  Group 1
Beginning Pool Balance                550,615,557.72
Beginning PFA                         119,058,846.28
Ending Pool Balance                   564,991,937.03
Ending PFA Balance                     83,023,081.90
Principal Collections                  21,659,385.07
Principal Draws                                    -
Net Principal Collections              21,659,385.07
Active Loan Count                             16,379

Interest Collections                    3,191,480.27

Weighted Average Loan Rate                  7.84107%
Weighted Average Net Loan Rate               7.3411%
Substitution Adjustment Amount                  0.00


                              Beginning        Ending                                               Interest   Security
Term Notes                    Balance          Balance         Factor     Principal    Interest    Shortfalls      %       Coupon
Class A-1A                     66,073,633.05    57,595,248.77  0.6970343  8,478,384.28   66,569.19       0.00   0.0809     1.170%
Class A-1B                     70,897,000.00    70,897,000.00  1.0000000          0.00   74,481.24       0.00   0.0996     1.220%
Class A-1C                    231,963,085.04   217,604,735.88  0.8369413 14,358,349.16  239,695.19       0.00   0.3058     1.200%
Class A-2                     152,808,000.00   152,808,000.00  1.0000000          0.00  366,739.20       0.00   0.2148     2.880%
Class A-3                      34,034,000.00    34,034,000.00  1.0000000          0.00  120,253.47       0.00   0.0478     4.240%
Class A-4                      66,708,000.00    66,708,000.00  1.0000000          0.00  202,903.50       0.00   0.0938     3.650%
Class A-IO                     94,000,000.00    94,000,000.00                     0.00  470,000.00       0.00   0.1321     6.000%

Class M1                       37,356,000.00    37,356,000.00  1.0000000          0.00  122,963.50       0.00   0.0525     3.950%
Class M2                        7,116,000.00     7,116,000.00  1.0000000          0.00   23,304.90       0.00     0.01     3.930%


Certificates                           -                  -           -         -          -        -      -      -

Beginning Overcollateralization Amount                        2,718,685.91
Overcollateralization Amount Increase (Decrease)              1,177,348.37
Outstanding Overcollateralization Amount                      3,896,034.28
Overcollateralization Target Amount                           7,115,484.05

Credit Enhancement Draw Amount                                        0.00
Unreimbursed Prior Draws                                              0.00



                                                             Number    Percent
                                       Balance             of Loans  of Balance
Delinquent Loans (30 Days)             1,475,848.92           47        0.26%
Delinquent Loans (60 Days)               404,621.61           13        0.07%
Delinquent Loans (90 Days)               290,638.66           10        0.05%
Delinquent Loans (120 Days)                   -                0        0.00%
Delinquent Loans (150 Days)                   -                0        0.00%
Delinquent Loans (180+ Days)                  -                0        0.00%
REO                                           -                0        0.00%
Bankruptcy                               223,899.72            6        0.04%
Foreclosure                                   -                0        0.00%

                                       Liquidation To-Date
Beginning Loss Amount                        0.00
Current Month Loss Amount                    0.00
Current Month Prinicpal Recovery             0.00
Net Ending Loss Amount                       0.00         0.00

                                       Net Recoveries to Date
Beginning Net Principal Recovery Amount      0.00
Current Month Net Principal Recovery         0.00
  Amount
Ending Net Principal Recovery Amount         0.00

                                       Special Hazard       Fraud     Bankruptcy
Beginning Amount                             0.00            0.00        0.00
Current Month Loss Amount                    0.00            0.00        0.00
Ending Amount                                 -                -           -

Liquidation Loss Distribution Amounts        0.00
Extraordinary Event Losses                   0.00
Excess Loss Amounts                          0.00

Capitalized Interest Account

Beginning Balance                                 914,037.06
Withdraw relating to Collection Period                  0.00
Interest Earned (Zero, Paid to Funding                  0.00
  Account)
Interest for Initial Payment                            0.00
Total Ending Capitalized Interest Account         914,037.06
  Balance as
Interest earned for Collection Period                 399.87
Interest withdrawn related to prior                   509.25
  Collection Period



Prefunding Account
Beginning Balance                             119,058,846.28
Additional Purchases during Revolving Period   36,035,764.38)
Excess of Draws over Principal Collections              0.00
Ending PFA Balance to Noteholders                       0.00
Total Ending Balance as of Payment Date        83,023,081.90
Interest earned for Collection Period              48,900.52
Interest withdrawn related to prior                70,812.76
  Collection Period

Current Month Repurchases Units                            0
Current Month Repurchases ($)                              -








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